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                                                                   Exhibit 10.22

                           CONDITIONAL SALE AGREEMENT

MEMORANDUM OF AGREEMENT made as of the 15th day of August 2002.

BY AND BETWEEN:                         ROSY BLUE SALES LTD., a corporation
                                        having an office in Ramat Gan, Israel
                                        (hereinafter the "Seller"


AND: HENRY BIRKS & SONS INC., a corporation governed under the laws of Canada, having its Head Office at 1240 Phillips Square, Montreal, Quebec, H3B 3H4 (hereinafter the "Buyer" or "Birks")


      WHEREAS the Seller has agreed to sell from time to time the goods described in Appendix A attached hereto (the "Goods"), to the Buyer, the whole upon the terms and conditions hereinafter set forth in this Agreement;

      NOW, THEREFORE, THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


      1. The Buyer agrees to buy the Goods selected by the Buyer shipped from time to time by the Seller.

      2. The title to, property and ownership in any Goods now or hereafter in the possession of the Buyer are and shall remain with the Seller and subject at all times to the direction and control of the Seller and free from any and all claims, demands, charges and liens whatsoever, until the entire purchase price thereof, or any outstanding balance thereon, have been fully paid to the Seller in accordance with the provisions of this Agreement. To secure the full payment of the entire purchase price of the Goods, or of any outstanding balance thereon, the Buyer hereby grants and conveys, to the Seller, a security interest in all the Goods purchased hereunder as well as a security interest in the proceeds of sale of the Goods. Notwithstanding the foregoing, for the purposes of the laws of the province of Quebec, this agreement constitutes an instalment sale agreement pursuant to articles 1745 to 1749 of the Civil Code of Quebec and until full payment of the entire purchase price or of any outstanding balance thereof or of any other sums payable under this agreement, the title to and ownership of the Goods, replacement and proceeds of sale thereof, shall remain in the Seller, but at Buyer's risk. Furthermore, for the purposes of the laws of the province of Quebec, in order to secure all its obligations under this Agreement, the Buyer hereby hypothecates to and in favor of the Seller, the proceeds of any sale or other disposition of the Goods and any debts resulting from such sale or other disposition as well as any insurance or expropriation indemnity payable in respect of the foregoing, to the extent of the sum of CDN $1,000 with interest thereon at the rate of twenty-five percent (25%) per annum.

      3. The Goods and any proceeds of sale thereof, from the date of shipment of the Goods to the Buyer until such time as the unsold Goods are returned by the Buyer to the Seller or

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until the Seller has been paid in full the price of all such Goods sold in accordance with this Agreement, shall be at the absolute risk of the Buyer.

      4. The Buyer acknowledges that the Goods are personal property and shall be collateral for all purposes under applicable conditional sale and personal property legislation. The Seller shall be entitled to file this agreement as a security agreement, conditional sales contract, instalment sale agreement, or otherwise and/or to file a financing statement, RD Form, or other document to evidence the security interest granted to the Seller hereunder and the reservation of title with the Seller. The Buyer hereby appoints the Seller as its agent and attorney-in-fact to execute any financing statement, RD Form, or other document which may be required to perfect Seller's security interest hereunder. The Buyer hereby waives the right to receive a copy of any fixtures notice and any financing statement filed by the Seller relating to this agreement, or any verification statement issued by any personal property registry (including the Saskatchewan Personal Property Registry) that relates to any such financing statement. The parties hereto agree that The Land Contracts (Actions) Act (Saskatchewan) shall have no application to any action as defined in such Act with respect to this Agreement and that The Limitation of Civil Rights Act (Saskatchewan) shall have no application to this Agreement.

      5.    The Buyer hereby agrees:

            5.1 to maintain the Goods in its premises set out in Appendix A attached hereto (the "Stores");

            5.1 to identify and hold the Goods separately, and to hold separately in a segregated account the proceeds arising from the sale of the Goods, in both cases as a gratuitous deposit for and on behalf of the Seller, until the purchase price for the Goods has been paid in full;

            5.2 to indemnify, defend and hold the Seller harmless from and against all damage, depreciation or loss (hereinafter referred to as a "Loss") of or to the Goods, including, without limiting the generality of the foregoing, Loss due to pilferage, fire, theft, disappearance, destruction, flooding, deterioration or otherwise, and to maintain in force, an insurance policy or policies, at its own expense, for the duration of this Agreement, providing coverage against such Loss with reputable insurers for the full replacement value thereof. The Seller shall be added as loss payee with regard to the Goods in said insurance policy or policies and evidence thereof shall be provided to the Seller upon request;

            5.3 to keep the Goods and the proceeds therefrom free and clear from any lien, charge, hypothec, security interest or encumbrance whatsoever;

            5.4 to pay all business and other taxes imposed on the Goods or the location thereof, by reason of this Agreement;

            5.5 to collect and remit to the appropriate authorities all taxes, rates, fees, levies or other amounts due by virtue of its sale of the Goods to any third party and to indemnify, defend and save the Seller harmless from and against any liability which may be incurred by the Seller in respect of such taxes, rates, fees, levies or other amounts;

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            5.6   to maintain a separate set of books and records showing the separate transactions made by the Buyer in respect of the Goods, which shall be up-to-date and accurate, and to make available on the Buyer's premises such books and records for inspection by the Seller from time to time during business hours, which inspection shall be made by the Seller without unduly disturbing the Buyer's business;

            5.7 to use its best efforts to sell the Goods to its customers in the ordinary course of business.

      6. Upon sale by the Buyer of any of the Goods, the Buyer shall forthwith, and in any event within thirty (30) days from the date on which the sales report (reporting the sale of such Goods) would be due, remit complete and full payment to the Seller of the agreed upon purchase price for the Goods, the Buyer hereby expressly acknowledging the Seller's rights of ownership to said proceeds arising from the sale thereof until full payment of the purchase price for the Goods to the Seller. Any item from among the Goods which is returned to the Buyer for credit within such thirty (30) day period will be treated as if the sale had not occurred. The purchase price for the Goods are as stated in Appendix A.

      7. The Buyer agrees to furnish to the Seller on a monthly basis (on or before the 15th day of each month) a separate sales report indicating all sales of the Goods in its possession for the prior month.

      8. During the annual physical inventory conducted by Buyer, Buyer shall prepare and submit to Seller, within sixty (60) days after the completion of such inventory, a report reconciling Seller's outstanding Goods to physical inventory on hand (the "Reconciliation Report"). The shrinkage evidenced by the Reconciliation Report shall be deemed to reflect sales of Goods to be paid for in accordance with the payment terms of this Agreement. The Reconciliation Report shall be signed by the Seller and Buyer to certify their agreement to the contents thereof.

      9. The Seller shall have the right for the duration of this Agreement, to send an employee or representative to any of the Stores at any time during normal business hours, to examine and count the Goods, and the Buyer will extend all reasonable assistance in connection therewith. The Seller undertakes to exercise such right in a reasonable way.

      10. In the event of a discrepancy in inventories between the inventory provided by the Buyer and a physical count of the Goods, the latter shall prevail, and the Seller shall immediately issue an invoice or a credit note to the Buyer, as the case may be, to make the necessary adjustments. All invoices and credit notes issued pursuant to this clause shall be payable upon receipt thereof by the Buyer, and the Goods referred to therein shall be invoiced or credited, as the case may be, at the stipulated price.

      11. The Buyer represents to and warrants and covenants and agrees with the Seller as follows:

            11.1 it is a corporation legally incorporated and validly existing, in good standing, under the laws of the Canada, with full corporate power to enter into this Agreement;
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            11.2  the entering into of this Agreement and the performance of the
                  Buyer's obligations hereunder have been duly authorized by all necessary corporate action on its part;

            11.3 the making and performance of this Agreement will not result in the breach of, constitute a default under, contravene any provision of, or result in the creation of any lien, charge, encumbrance or security interest upon any of its property or assets pursuant to any of its stocks, bonds, notes or debentures outstanding, or any agreement, indenture or other instrument to which it is a party or by which it or its property may be bound or affected;

            11.4 on the date hereof, the Buyer's only right, title and interest in and to the Goods is hereunder and the Buyer owns no Goods or other products of the Seller;

            11.5 except in the case of the Stores located at 87 King Street, Saint John, New-Brunswick, Canada, in respect of which it is the owner of such premises, it is the tenant under each of the leases for the premises where the Stores are located, that all rent due by it under such leases is current and not in arrears and that it is not in default of any terms of any leases as of the date of execution hereof.

      12. The term of this Agreement shall commence on the date hereof and shall continue for an indefinite term, provided that (i) the Seller shall be entitled to terminate this Agreement immediately upon ten (10) days notice to the Buyer for any reason determined to be appropriate by the Seller; and (ii) the Buyer shall be entitled to terminate this Agreement upon ten (10) days notice to the Seller for any reason determined to be appropriate by the Buyer.

      13.   Upon termination of this Agreement:

            13.1 the Buyer agrees, at its sole expense, to return to the Seller or to deliver forthwith to the address and in a manner designated by the Seller, all unsold Goods;

            13.2 the Seller shall have, in addition to any other rights and remedies provided by law, the absolute right to take possession of and remove its Goods without process of law and for that purpose may enter at any time any premises where the Goods are situated.

      14. No waiver by the Seller of any default shall operate as a waiver of any other default and the terms of this Agreement shall be binding upon the successors and assigns of the parties hereto. In particular, but without restriction, the acceptance by the Seller of payments on dates other than those when such payments are required to be made pursuant to this Agreement shall not constitute a waiver of any rights of the Seller pursuant to this Agreement nor any implicit or explicit amendment to the terms of this Agreement.

      15. The Seller may, at any time, irrespective of default or termination of this Agreement, remove or cause to be removed any or all of its Goods from the possession of the Buyer. The Buyer agrees not to remove the Seller's unsold Goods from the Stores, other than by sale in the ordinary course of the Buyer's business, without the prior written consent of the Seller.

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      16.   Notwithstanding any termination of this Agreement, each party shall continue to be liable for all of its unfulfilled obligations to the other incurred prior to or upon such termination.

      17. The Buyer agrees to immediately advise and inform the Seller, in writing, in the event of seizure before or after judgment of the Goods in any of the Stores, or in the event Buyer becomes insolvent or bankrupt or goes into liquidation or receivership, either voluntarily or under an order of a court of competent jurisdiction, or makes a general assignment for the benefit of its creditors or otherwise acknowledges itself insolvent. The Buyer agrees to assist the Seller in retaking immediate possession of its unsold Goods not yet returned to the Seller and any and all proceeds of sale.

      18. The Parties agree that all values and amounts contemplated in this Agreement and related documents are in United States currency unless indicated otherwise.

      19. This Agreement is personal in character and shall not be assigned by the Buyer. This Agreement does not constitute the Buyer an agent of the Seller. Nothing in this Agreement shall be deemed to constitute either of the Parties the partner of the other and it is understood and agreed that the relationship between the Parties is that of independent contractor. The terms and conditions of this Agreement are set out in full herein and there is no agreement, warranty or condition whereby the terms and conditions hereof can be modified in any manner whatsoever otherwise than by a written amendment executed by the authorized representatives of the Parties.

      20. Any notice or other written communication permitted or required to be given hereunder shall be in writing and shall be given by delivery or sent by telecopier or similar telecommunications device and addressed:

            20.1  to the Seller at:

                  ROSY BLUE SALES LTD.
                  Diamond Exchange Noam Building 907
                  52 Bezalel Street
                  Ramat Gan 52521, Israel

            20.2  to the Buyer at:

                  HENRY BIRKS & SONS INC.
                  Attn:  Vice President Merchandising
                  Copy to Vice president General Counsel
                  1240, Phillips Square
                  Montreal, Quebec
                  H3B 3H4

or such other address as may be designated from time to time in accordance with this section, and shall be deemed to have been received if sent by telecopier or similar telecommunications device on the next business day following such transmission or, if delivered, to have been given and received on the date of such delivery.

      21. The remedies of the Seller hereunder, at law and in equity, are cumulative and are not exclusive of one another. The exercise of one or more remedies shall not prevent the Seller

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from exercising any or all other rights it may have. The acceptance by the
Seller of any payment after default by the Buyer hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any of the other rights of the Seller and any extension, latitude, benefit or indulgence granted by the Seller shall not in any way prevent the Seller from requiring the Buyer, thereafter, to make strict and punctual payments and performance of the terms and conditions of this Agreement.

      22. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be modified only by an instrument in writing signed by both parties.

      23. The introductory paragraph hereto and Appendix A annexed to this Agreement are an integral part of this Agreement.

      24. Words importing the singular number only shall include the plural, and vice versa, and words importing the masculine shall include the feminine gender, and words importing general persons shall include entities and corporations and vice versa.

      25. The Buyer agrees to sign any document that may be necessary in the opinion of the Seller in order to give effect to and implement the foregoing.

      26. This Agreement shall be governed by the applicable conditional sale and personal property legislation in the Province or Territory where the Goods are located as such place of location is indicated on Appendix A. The parties agree that all claims and disputes arising out of or in connection with this Agreement shall be adjudicated exclusively in the Courts of the Province or Territory where the Goods are located as such place of Goods is indicated on Appendix A. Buyer consents to the jurisdiction of the Courts of the Province or Territory where the Goods are located as such place of Goods is indicated on Appendix A.

      27. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      28. The parties have requested that this Agreement and its related documents be drawn up in English. Les parties ont exige que la present convention et les document s`y rattachant soient rediges en anglais.

      IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

SELLER                                 BUYER

ROSY BLUE SALES LTD.                   HENRY BIRKS & SONS INC.


Per:                                   Per:
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                                   APPENDIX A

           TO THE CONDITIONAL SALE AGREEMENT DATED AUGUST 15TH, 2002,
            BETWEEN ROSY BLUE SALES LTD. AND HENRY BIRKS & SONS INC.




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   DESCRIPTION OF GOODS   |       PRICE PER ITEMS       |   LOCATION OF GOODS
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ROSY BLUE SALES LTD.                   HENRY BIRKS & SONS INC.

Per:                                   Per:
     -------------------------------        ---------------------------------

Dated:                                 Dated:
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